COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                        COVA VARIABLE ANNUITY ACCOUNT ONE

                      Supplement dated November 13, 1998 to
                          Prospectus dated May 1, 1998

This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Annuity Account One ("Variable Account One").

Shares of the MFS/Foreign & Colonial Emerging Markets Equity Series of the MFS Variable Insurance Trust are no longer offered for sale. No initial purchase payments, additional purchase payments, Dollar Cost Averaging or transfers will be allowed into this Series. All other investment options remain available to you.

                        CUSTOMER SERVICE: (800) 343-8496

            Issued by Cova Financial Services Life Insurance Company
                     Distributed by: Cova Life Sales Company
                           One Tower Lane, Suite 3000
                      Oakbrook Terrace, Illinois 60181-4644

CL-4138(11/98)